The Board of Directors
WILLIAM G. McGAGH,* Chairman
RONALD J. ARNAULT+
JOHN E. BRYSON*
ANITA L. DeFRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

Officers
JAMES W. HIRSCHMANN
President
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
S. KENNETH LEECH
Vice President
STEPHEN A. WALSH
Vice President
MARIE K. KARPINSKI
Treasurer
ERIN K. MORRIS
Assistant Treasurer
LISA G. HATHAWAY
Secretary

INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
EquiServe, L.L.P.
P.O. Box 8200
Boston, Massachusetts 02266-8200
1-800-426-5523

* Member of Executive Committee
+ Member of Audit Committee

                                    PACIFIC
                                   AMERICAN
                                    INCOME
                                 SHARES, INC.
                                 P.O. BOX 983
                                   PASADENA,
                               CALIFORNIA 91105
                                                                  PACAM-SEMI-02

                                    PACIFIC
                                   AMERICAN
                                    INCOME
                                 SHARES, INC.
                                  SEMI-ANNUAL
                                    REPORT
                                     2002

Dear Shareholders:

Market Review and Performance

   The six-month period ended June 30, 2002, was dominated by seesawing expectations for economic growth and headline-grabbing scandals at several major corporations. Although the year began on a strong note, with expectations of a V-shaped recovery boosting stock prices, a series of earnings scandals shook investors' confidence in the outlook for corporate earnings, and the corporate bond market was subjected to a wave of credit downgrades and defaults. Fortunately the damage was limited for the most part to a dozen or so companies, and there are no signs yet that corporate malfeasance is going to prove to be massively contagious. Despite the widespread concerns evident in global equity markets of late, we believe that economic fundamentals are generally healthy, and inflation - the bond market's ultimate nemesis - remains historically low.

   Treasury yields were volatile, but ended the period unchanged at the long end of the yield curve, and about 0.2% lower at the front end. Markets initially worried that a stronger economy would result in tighter monetary policy, but by the end of the period it was clear that inflation pressures were scant, and economic growth was likely to fall short of levels that would concern the Fed. Nevertheless, manufacturing activity rebounded significantly from its lows of late last year, and the consumer remained healthy as the pace of layoffs fell substantially. Yields on high quality credits fell by more than Treasury yields, as investors hungered for secure sources of incremental income, but BBB and high yield bond prices on average suffered from the fallout over earnings and downgrades. Emerging market debt markets sagged as concerns rose over the outlook for the Brazilian economy.

   With its traditional emphasis on the attractive yields available in the BBB sector of the corporate bond market, the portfolio was exposed to a generally unfriendly climate. Although we were not able to avoid all of the downgrades, we did have some successes, and thanks to our efforts to keep the portfolio well diversified, losses were relatively small and contained. The portfolio recorded a positive total return (price gains/losses plus interest income, net of expenses) of +1.14% for the period. This compares favorably to the median return of +0.76% for the 14 funds in the portfolio's BBB Corporate Debt peer group as reported by Lipper Inc. The Fund's share price appreciated from $14.56 to $14.68 over the course of the period, narrowing the Fund's discount to net asset value from -3.7% to just -0.74%.

   We believe the portfolio has fared well in the face of unusual adversity in the past several years, and that is borne out in the Fund's long-term competitive track record, which remains excellent. As of June 30, 2002, the Fund's total return ranked #1 (out of a total of 13 similar funds tracked by Lipper) for the past 3 years, #1 (out of a total of 12 similar funds tracked by Lipper) for the past 10 years, #2 (out of a total of 13 similar funds tracked by Lipper) for the past 5 years, and #2 (out of a total of 12 similar funds tracked by Lipper) for the past 15 years in Lipper Inc.'s group of closed-end investment grade bond funds.

Economic Outlook

   The U.S. fixed income market is on the horns of a signal-to-noise dilemma. The signal is not very strong, however, so the noise is getting all the attention. According to our ears, the signals from the economy have been steadily and slowly improving over the past six months. The noise emanates from the sundry earnings scandals that have rocked the markets. It's not so much economic woes that have torpedoed a dozen or so former industry titans as it is human failings. The risk that everyone worries about is that the noise could in fact be part of the signal; that the problems plaguing the corporate sector are systemic, and that they eventually lead to a decline in domestic demand and a dreaded double-dip recession. We can't be sure that corporate deceit, fraud and malfeasance won't prove to be contagious. But it doesn't appear to be a systemic issue, and we don't think it's unreasonable to expect that most of the problems are behind us.

   Ignoring the noise and focusing on the signal can be a tough job at times like this. But just about any index of manufacturing activity shows things are improving so far this year. Virtually all of the indices tracked by the Institute for Supply Management (formerly NAPM) are in positive territory. Commodity prices, traditionally a good coincident indicator of global industrial activity, are up across the board from their recent lows and continue to rise. Residential construction is strong, as are secondary housing markets, thanks to lower interest rates, reduced capital gains taxes on homes, and an ongoing rise in real personal incomes. Capital goods orders - the source of future productivity and economic growth - appear to be slowly recovering after two years of declines. The rise in gold and the decline in the dollar spell relief from lingering deflationary pressures, not rising inflation risk. Tax burdens are down and the Fed is disposed to fan the fires of growth within reasonable limits.

   There are still headwinds, to be sure, which are acting to keep progress slow. Steep yield curves and historically wide credit spreads keep the full impact of the Fed's monetary ease from flowing through to consumer and corporate balance sheets. The deterioration in federal and state fiscal accounts threatens higher taxes. We're not in a trade war, but there are more global skirmishes taking place than we would like to see. And underlying everything is the reality of low nominal growth and a general lack of pricing power, which continues to be a problem for those who planned for better times but now find themselves with an uncomfortably large debt burden.

   In our view, the despair that is so evident in the equity market reflects downward adjustments to economic growth expectations (plus fear of further credit blow-ups), but not necessarily a deterioration in the economic fundamentals. While the adjustments and defaults have been quite painful, the repricing of assets that has taken place is helping to build a more solid foundation for future growth. Deleveraging - the order of the day for many corporations - involves asset sales, which keep prices low, but it translates into better margins and healthier balance sheets over time. Finally, we believe that today's low inflation fundamentals provide the best incentive for the productivity gains which will fuel more healthy growth in the future.

Strategy

   We think that short-term interest rates in the U.S. have largely adjusted to the realities of low inflation moderate growth, but we still see attractive values in the yields on longer maturity bonds, particularly when compared to an inflation rate that is hovering around 1%. We think inflation will remain quite low, and expect to see a flatter yield curve over time, driven by a slow rise in short rates beginning some time next year, and a gradual decline in long-term rates. Corporate bonds should eventually benefit from this environment, even though there could be a few more unpleasant credit events this year.

   We have been gradually increasing the portfolio's exposure to investment grade corporate bonds, reducing holdings of high quality agency debentures and mortgage-backed securities in the process. We are concentrating on keeping the portfolio well diversified, in order to avoid excessive exposure to any single issuer. The Fund currently holds only a modest exposure to emerging market and high yield debt, well within the range permitted by its investment guidelines.

Dividend Policy

   Due primarily to the downward trend in market interest rates over the past few years, the Board of Directors authorized a modest downward adjustment to the 2002 dividend rate. We will continue to review our dividend policy throughout the year, and will make every effort to keep it stable and as high as the portfolio's income permits.

   In closing, I would like to emphasize that although the recent environment has been unpleasant, to say the least, and challenging for even the best of managers, we are making every effort to stick to the investment philosophy that has driven the Fund for the past 30 years. At the same time, we have redoubled our efforts to manage and control risk, and we are working very hard to balance the appeal of very attractive yields on many corporate securities against the reality of an environment that has become highly intolerant of anything that is not rock-solid, and rating agencies that are struggling to err on the side of caution wherever possible. Like you, we hope that these problems soon fade into the past.

   As always, please don't hesitate to share with us any concerns you might have.

Sincerely,

/s/ James W. Hirschmann
James W. Hirschmann
President

Pacific American Income Shares, Inc.
Statistical Highlights
                               (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                       Six Months
                          Ended        Year Ended
                      June 30, 2002 December 31, 2001
                      ------------- -----------------
Net Asset Value         $138,845        $141,932
    Per Share             $14.79          $15.12
Net Investment Income     $4,702          $9,500
    Per Share               $.50           $1.03
Dividends Paid            $4,695          $9,953
    Per Share               $.50           $1.06
Capital Gains Paid            --              --
    Per Share                 --              --

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------
   Pacific American Income Shares, Inc. (the "Company") is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to the shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------
   The Company's fundamental investment policies provide that its portfolio be invested as follows:

[_] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[_] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[_] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------
   A Dividend Reinvestment Plan is available to all shareholders of record of the Company. For participants in the Plan, cash dividends and other distributions are automatically reinvested in additional shares of the Company's stock. These shares are purchased on the open market. Interested shareholders may obtain more information by contacting the Dividend
Reinvestment Agent, EquiServe, L.L.P., P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

Pacific American Income Shares, Inc.
Portfolio Diversification
                                                                  June 30, 2002
--------------------------------------------------------------------------------




                                    [CHART]
BY RATING*
(At Market Value)

AA                     4.7%
A                     12.8%
BBB                   49.3%
BB                     7.8%
B                      2.9%
CC                     0.5%
CCC                    0.1%
Not Rated              4.5%
Short-Term Securities  0.2%
AAA                   17.2%

           [CHART]
BY SECTOR*
(At Market Value)

 0.2%  SHORT-TERM SECURITIES
 0.9%  MORTGAGE-BACKED SECURITIES
 6.4%  U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 6.9%  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
26.4%  YANKEE BONDS
59.2%  CORPORATE BONDS AND NOTES

*EXPRESSED AS A PERCENTAGE OF THE PORTFOLIO

Pacific American Income Shares, Inc.
Schedule of Investments  June 30, 2002 (Unaudited)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                 Maturity
                                          Rate     Date    Par       Value
------------------------------------------------------------------------------
Long-Term Securities -- 97.9%

Corporate Bonds and Notes -- 58.1%

  Aerospace/Defense -- 3.8%
  Northrop Grumman Corporation            9.375% 10/15/24 $2,000 $  2,209
  Raytheon Company                        6.750% 8/15/07     420      445
  Raytheon Company                        6.400% 12/15/18  2,000    1,887
  Systems 2001 Asset Trust                6.664% 9/15/13     653      693/B/
                                                                 --------
                                                                    5,234
                                                                 --------
  Automotive -- 1.6%
  DaimlerChrysler NA Holding Corp.        7.300% 1/15/12     575      602
  Ford Motor Company                      8.900% 1/15/32     730      784
  Ford Motor Company                      7.700% 5/15/97     940      858
                                                                 --------
                                                                    2,244
                                                                 --------
  Banking and Finance -- 11.5%
  Bank of America Corporation             6.250% 4/15/12     570      582
  Bank of America Corporation             7.800% 9/15/16     250      281
  Credit Suisse First Boston USA          5.750% 4/15/07     800      818
  Ford Motor Credit Company               7.375% 10/28/09  1,190    1,208
  Ford Motor Credit Company               7.375%  2/1/11     330      334
  Gemstone Investors Limited              7.710% 10/31/04    375      365/B/
  General Electric Capital Corporation    6.750% 3/15/32     700      705
  General Motors Acceptance Corporation   7.250%  3/2/11   2,000    2,045
  Household Finance Corporation           7.200% 7/15/06     300      314
  IBJ Preferred Capital Corp. LLC         8.790% 12/29/49    110       91/B,D/
  J.P. Morgan Capital Trust II            7.950%  2/1/27     150      155/F/
  J.P. Morgan Chase & Co.                 6.625% 3/15/12   1,830    1,884
  Morgan Stanley                          6.750% 10/15/13  2,700    2,763
  Qwest Capital Funding, Inc.             7.250% 2/15/11   1,000      560
  SB Treasury Company LLC                 9.400% 12/29/49    600      595/B,D/
  The Sanwa Bank, Ltd., New York          7.400% 6/15/11   1,500    1,434/F/
  UBS Preferred Funding Trust I           8.622% 10/29/49    240   275/D/
  Wells Fargo & Company                   5.900% 5/21/06     300      314
  Wells Fargo Bank NA, San Francisco      6.450%  2/1/11   1,260    1,314
                                                                 --------
                                                                   16,037
                                                                 --------

--------------------------------------------------------------------------------


                                                  Maturity
                                           Rate     Date    Par      Value
-----------------------------------------------------------------------------
  Building Materials -- 0.6%
  American Standard Inc.                   8.250%  6/1/09  $  500 $    523
  Nortek, Inc.                             8.875%  8/1/08     330      332
                                                                  --------
                                                                       855
                                                                  --------
  Cable -- 0.2%
  Charter Communications Holdings, LLC     8.625%  4/1/09     154      103
  TCI Communications, Inc.                 8.750%  8/1/15     160      151
                                                                  --------
                                                                       254
                                                                  --------
  Chemicals -- 1.5%
  The Dow Chemical Company                 5.250% 5/14/04   2,000    2,047
                                                                  --------

  Diversified Services -- 1.5%
  Loews Corporation                        7.625%  6/1/23   1,242    1,203
  Loews Corporation                        7.000% 10/15/23  1,000      904
                                                                  --------
                                                                     2,107
                                                                  --------
  Electric -- 3.3%
  Centerior Energy Corporation             7.670%  7/1/04   1,110    1,163
  Commonwealth Edison Company              7.000%  7/1/05     450      481
  Mirant Americas Generation LLC           8.300%  5/1/11     220      174
  PNPP II Funding Corporation              9.120% 5/30/16   2,459    2,697/F/
  The AES Corporation                      9.500%  6/1/09     200      132/F/
                                                                  --------
                                                                     4,647
                                                                  --------
  Energy -- 10.0%
  Calpine Corporation                      8.500% 2/15/11     721      483/F/
  CMS Energy Corporation                   8.900% 7/15/08     250      180
  Entergy Gulf States, Inc.                8.250%  4/1/04   3,200    3,410
  Exelon Corporation                       6.750%  5/1/11   3,000    3,110
  Midwest Generation LLC                   8.560%  1/2/16   1,500    1,487
  Sithe Independence Funding Corporation   9.000% 12/30/13  3,000    3,176
  TXU Corp.                                6.375% 6/15/06   2,000    2,048
                                                                  --------
                                                                    13,894
                                                                  --------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                   Maturity
                                            Rate     Date    Par      Value
------------------------------------------------------------------------------
  Environmental Services -- 3.2%
  Allied Waste North America Incorporated   8.875% 4/1/08   $  250 $    245
  Republic Services, Inc.                   6.750% 8/15/11   1,470    1,514
  Safety-Kleen Corp.                        9.250% 5/15/09     800     0.08/E/
  Waste Management, Inc.                    7.375% 5/15/29   2,800    2,686
                                                                   --------
                                                                      4,445
                                                                   --------
  Food, Beverage and Tobacco -- 3.2%
  Campbell Soup Company                     5.500% 3/15/07     600      616
  Nabisco, Inc.                             7.550% 6/15/15   1,250    1,404
  Philip Morris Companies Inc.              7.750% 1/15/27   1,200    1,274
  R.J. Reynolds Tobacco Holdings, Inc.      7.750% 5/15/06   1,010    1,087
                                                                   --------
                                                                      4,381
                                                                   --------
  Gaming -- 0.2%
  Horseshoe Gaming Holding Corp.            8.625% 5/15/09      54       55
  Park Place Entertainment Corporation      8.125% 5/15/11     250      249
                                                                   --------
                                                                        304
                                                                   --------
  Gas and Pipeline Utilities -- 2.4%
  Dynegy Holdings Inc.                      6.875% 4/1/11    1,300      897/F/
  Dynegy Holdings Inc.                      8.750% 2/15/12     880      656/F/
  The Williams Companies, Inc.              6.250% 2/1/06    1,000      804
  The Williams Companies, Inc.              8.750% 3/15/32   1,250    1,012/B/
                                                                   --------
                                                                      3,369
                                                                   --------
  Insurance -- 1.6%
  ACE INA Holdings Inc.                     8.300% 8/15/06   2,000    2,200
                                                                   --------

  Machinery -- 0.3%
  Terex Corporation                         8.875% 4/1/08      424      430
                                                                   --------

--------------------------------------------------------------------------------


                                              Maturity
                                       Rate     Date    Par       Value
---------------------------------------------------------------------------
  Media -- 2.0%
  AMFM Inc.                            8.125% 12/15/07 $  175 $    171
  AMFM Inc.                            8.000% 11/1/08     250      247
  AOL Time Warner Inc.                 7.700%  5/1/32     170      150
  News America Holdings Incorporated   8.875% 4/26/23   1,325    1,381
  News America Incorporated            6.750%  1/9/38     930      890
                                                              --------
                                                                 2,839
                                                              --------
  Medical Care Facilities -- 0.9%
  HCA Inc.                             7.875%  2/1/11     250      266
  HEALTHSOUTH Corporation              8.375% 10/1/11   1,000    1,045
                                                              --------
                                                                 1,311
                                                              --------
  Oil and Gas -- 3.7%
  Conoco Funding Company               6.350% 10/15/11    670      695
  Occidental Petroleum Corporation     7.650% 2/15/06   2,000    2,186
  Sonat Inc.                           7.625% 7/15/11   2,000    1,968
  Vintage Petroleum, Inc.              7.875% 5/15/11     250      226
                                                              --------
                                                                 5,075
                                                              --------
  Paper and Forest Products -- 0.8%
  Georgia-Pacific Corp.                9.500% 12/1/11      70       71
  Weyerhaeuser Company                 6.750% 3/15/12     580      596/B/
  Weyerhaeuser Company                 7.375% 3/15/32     390      395/B/
                                                              --------
                                                                 1,062
                                                              --------
  Pharmaceuticals -- 0.5%
  Bristol-Myers Squibb Company         5.750% 10/1/11     230      229
  Eli Lilly and Company                6.000% 3/15/12     400      412
                                                              --------
                                                                   641
                                                              --------
  Real Estate -- 0.1%
  Socgen Real Estate Co. LLC           7.640% 12/29/49    150      160/B,D/
                                                              --------

  Services -- 0.8%
  Fuji Co., Ltd.                       9.870% 12/31/49  1,250    1,085/B,D/
                                                              --------

  Steel (Producers) -- 0.2%
  AK Steel Corporation                 7.875% 2/15/09     250      250
                                                              --------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                Maturity
                                         Rate     Date    Par      Value
---------------------------------------------------------------------------
  Telecommunications -- 3.4%
  AT&T Corp.                             6.000% 3/15/09  $  750 $    593
  Nextel Communications, Inc.            9.375% 11/15/09     46       23/F/
  Qwest Corporation                      7.200% 11/1/04     300      269
  Sprint Capital Corp.                   6.125% 11/15/08    750      574
  TCI Communications Financing III       9.650% 3/31/27   3,000    3,051
  WorldCom, Inc. - WorldCom Group        7.750%  4/1/07     441       71/G/
  WorldCom, Inc. - WorldCom Group        8.250% 5/15/31     550       82/G/
                                                                --------
                                                                   4,663
                                                                --------
  Transportation -- 0.8%
  Delta Air Lines, Inc.                  6.417%  7/2/12     400      412
  Delta Air Lines, Inc.                  6.718%  1/2/23     340      346
  US Airways, Inc.                       7.890%  9/1/20     242      253
  US Airways, Inc.                       7.076% 9/20/22      98      101
                                                                --------
                                                                   1,112
                                                                --------
  Total Corporate Bonds and Notes
   (Identified Cost -- $82,204)                                   80,646
---------------------------------------------------------------------
Mortgage-Backed Securities -- 0.9%

  Fixed Rate Securities -- 0.9%
  Glendale Federal Savings Bank 1978-A   9.125% 1/25/08      30       30
  Nomura Asset Securities Corporation
   1996-MD5                              7.120% 4/13/39   1,170    1,269
                                                                --------
  Total Mortgage-Backed Securities
   (Identified Cost -- $1,199)                                     1,299
---------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                     Maturity
                                             Rate      Date     Par      Value
---------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 6.3%

  Fixed Rate Securities -- 6.3%
  Fannie Mae                                 6.500%  8/15/04   $2,000 $  2,135/F/
  Freddie Mac                                6.250%  7/15/04    2,000    2,128
  United States Treasury Bonds               5.375%  2/15/31       70       69/F/
  United States Treasury Notes               5.875%  11/15/04   2,660    2,827/F/
  United States Treasury Notes               4.375%  5/15/07    1,340    1,358/F/
  United States Treasury Notes               4.875%  2/15/12      270      271/F/
                                                                      --------
  Total U.S. Government and Agency
   Obligations (Identified Cost -- $8,359)                               8,788
---------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 6.7%

  Fixed Rate Securities -- 6.7%
  Fannie Mae                                 8.000%  4/25/06      434      454
  Fannie Mae                                10.500%   7/1/09       73       81
  Fannie Mae                                 6.000%   4/1/14       16       16
  Fannie Mae                                14.500%   6/1/17       35       43
  Fannie Mae                                14.000% 9/1/17 to     381      469
                                                      2/1/18
  Fannie Mae                                13.500%  10/1/17       23       28
  Fannie Mae                                11.500%  11/1/17      154      181
  Fannie Mae                                13.250%   3/1/18       71       86
  Freddie Mac                               10.250%   5/1/09       79       87
  Freddie Mac                               11.875%  6/15/13      115      116
  Freddie Mac                                6.500%   2/1/29    4,742    4,847
  Government National Mortgage Association  12.250%  3/20/14       16       19
  Government National Mortgage Association   9.000%  9/15/19       39       42
  Government National Mortgage Association   6.500%  8/15/28       67       69
  Government National Mortgage Association   7.000% 8/15/25 to  2,219    2,308
                                                     6/15/28
  Government National Mortgage Association   6.000%  12/15/28     488      489
                                                                      --------
  Total U.S. Government Agency Mortgage-
   Backed Securities (Identified Cost --
   $8,973)                                                               9,335
---------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                Maturity
                                         Rate     Date    Par        Value
--------------------------------------------------------------------------------
Yankee Bonds/A/-- 25.9%

  Banking and Finance -- 11.0%
  Burlington Resources Finance Company   6.500% 12/1/11  $  330 $     339/B/
  Chohung Bank                          11.875%  4/1/10   1,000     1,151/B,D/
  Credit Suisse First Boston, London     7.900%  5/1/07   3,000     3,254/B,D/
  Inter-American Development Bank        4.000% 1/18/05   1,350     1,371
  Korea Exchange Bank                   13.750% 6/30/10   1,000     1,205/B,D,F/
  PDVSA Finance Ltd.                     8.500% 11/16/12  1,100       962
  PDVSA Finance Ltd. 1999 - K            9.950% 2/15/20   2,000     1,860
  Petrozuata Finance, Inc.               8.220%  4/1/17   1,740     1,166/B/
  Redwood Capital II Ltd                 5.048%  1/1/04     100       100/B,C/
  Royal Bank of Scotland Group plc       8.817% 3/31/49   1,000     1,106
  Standard Chartered plc                 2.345% 12/29/49  2,550  1,668/C/
  Woori Bank                            12.750%  3/1/10   1,000     1,169/B,D/
                                                                ---------
                                                                   15,351
                                                                ---------
  Electric -- 1.0%
  Tata Electric Company                  8.500% 8/19/17   1,500     1,351/B/
                                                                ---------

  Foreign Governments -- 6.6%
  Federative Republic of Brazil         14.500% 10/15/09    150       112
  Federative Republic of Brazil         12.000% 4/15/10     210       139
  Federative Republic of Brazil          3.125% 4/15/12     380    244/C/
  Federative Republic of Brazil          8.000% 4/15/14     973       607/F/
  Federative Republic of Brazil         11.000% 8/17/40     520       291/F/
  Province of Manitoba                   9.500% 9/15/18     730     1,008
  Quebec Province                        7.125%  2/9/24     190       207
  Quebec Province                        7.500% 9/15/29     160       184
  Quebec Province                        7.220% 7/22/36     980     1,173
  Republic of Bulgaria                   2.813% 7/28/11     157    139/C/
  Republic of Bulgaria                   2.813% 7/28/12     450    410/C/
  Republic of Bulgaria                   8.250% 1/15/15      20        20/B,F/
  Republic of Panama                     4.750% 7/17/14      37     31/D/
  Republic of Panama                     2.625% 7/17/16     252    199/C/
  Republic of the Philippines            9.875% 1/15/19     310       308
  Republic of the Philippines           10.625% 3/16/25     110       114
  Russian Federation                     8.250% 3/31/10    0.04      0.04/B/
  Russian Federation                     5.000% 3/31/30    0.32      0.23/B,D/
  United Mexican States                  8.375% 1/14/11   1,090     1,131
  United Mexican States                 11.500% 5/15/26   2,210     2,803/F/
                                                                ---------
                                                                    9,120
                                                                ---------

--------------------------------------------------------------------------------


                                                  Maturity
                                           Rate     Date    Par      Value
-----------------------------------------------------------------------------
  Insurance -- 0.4%
  XL Capital plc                           6.500% 1/15/12  $  500 $    518
                                                                  --------
  Manufacturing (Diversified) -- 2.1%
  Tyco International Group SA              6.375% 6/15/05   1,000      815
  Tyco International Group SA              5.800%  8/1/06     280      220
  Tyco International Group SA              6.375% 10/15/11  1,450    1,109
  Tyco International Group SA              7.000% 6/15/28     290      206
  Tyco International Group SA              6.875% 1/15/29     880      624
                                                                  --------
                                                                     2,974
                                                                  --------
  Oil and Gas -- 1.0%
  Petroliam Nasional Berhad                7.125% 8/15/05     150      156/B/
  Petroliam Nasional Berhad                7.625% 10/15/26  1,290    1,210/B/
                                                                  --------
                                                                     1,366
                                                                  --------

  Paper and Forest Products -- 0.1%
  Tembec Industries, Inc.                  8.500%  2/1/11     165      170
                                                                  --------

  Steel (Producers) -- 1.2%
  POSCO                                    7.375% 5/15/05   1,500    1,609
                                                                  --------

  Telecommunications -- 1.4%
  British Telecommunications plc           8.375% 12/15/10    660      710
  British Telecommunications plc           8.875% 12/15/30    330      355
  France Telecom SA                        9.000%  3/1/31     160      142
  Telefonica de Argentina S.A.            11.875% 11/1/04   1,500      682
                                                                  --------
                                                                     1,889
                                                                  --------
  Transportation -- 1.1%
  C P Railway Limited                      7.125% 10/15/31  1,500    1,561
                                                                  --------
  Total Yankee Bonds (Identified
   Cost -- $36,460)                                                 35,909
                                                                  --------
  Total Long-Term Securities (Identified
   Cost -- $137,195)                                               135,977
---------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                           Maturity
                                                  Rate       Date    Par    Value
-----------------------------------------------------------------------------------
Short-Term Securities -- 0.2%

  Corporate Bonds and Notes -- 0.1%
  Niagara Mohawk Power Corporation               5.875%     9/1/02  $  150 $    151
                                                                           --------

  Repurchase Agreements -- 0.1%
  Goldman, Sachs & Company
   1.98%, dated 6/28/02, to be repurchased
   at $123 on 7/1/02 (Collateral: $115
   Freddie Mac notes, 6.875%, due 9/15/10,
   value $132)                                                         123      123
                                                                           --------
  Total Short-Term Securities (Identified Cost -- $273)                         274
---------------------------------------------------------------------
  Total Investments -- 98.1% (Identified Cost -- $137,468)                  136,251
  Other Assets Less Liabilities -- 1.9 %                                      2,594
                                                                           --------

  Net assets -- 100.0%                                                     $138,845
                                                                           --------
---------------------------------------------------------------------

/A/Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
/B/Rule 144a Security -- A security purchased pursuant to Rule 144a under the
   Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 10.6% of net assets.
/C/Indexed security -- The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate is the rate as of June 30, 2002.
/D/Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
/E/Bond is in default at June 30, 2002.
/F/All or a portion of these securities is on loan. See Note 3 to financial statements.
/G/Bond is in default subsequent to June 30, 2002.

See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Assets and Liabilities  June 30, 2002 (Unaudited)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

ASSETS:
  Investment securities at market value (cost $137,345)  $136,128
  Repurchase agreement at cost (cost $123)                    123
                                                         --------
       Total investments                                           $136,251
  Receivable for accrued interest                                     2,634
  Collateral for securities loaned                                   15,939
  Other assets                                                           14
                                                                   --------
                                                                    154,838
LIABILITIES:
  Obligation to return collateral for securities loaned    15,939
  Accrued expenses                                             54
                                                         --------
                                                                     15,993
                                                                   --------
NET ASSETS -- equivalent to $14.79 per share on 9,389
 shares of common stock outstanding                                $138,845
                                                                   ========
SUMMARY OF STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share: authorized
   20,000 shares; 9,389 issued and outstanding shares    $     94
  Additional paid-in capital                              142,335
  Under/(over) distributions of net investment income         170
  Accumulated net realized gain/(loss) on investments      (2,537)
  Unrealized appreciation/(depreciation) of investments    (1,217)
                                                         --------
  Net assets applicable to outstanding common stock                $138,845
                                                                   ========

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Operations (Unaudited)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                    For the Six Months Ended
                                                                         June 30, 2002
                                                                    ------------------------
INVESTMENT INCOME:
  Interest income                                                           $ 5,261
                                                                            -------

EXPENSES:
  Advisory fees                                                                 373
  Custodian fees                                                                 45
  Audit and legal fees                                                           22
  Directors' fees and expenses                                                   39
  Registration fees                                                              20
  Reports to shareholders                                                        24
  Taxes, other than federal income taxes                                         11
  Transfer agent and shareholder serving expense                                 37
                                                                            -------
                                                                                571
  Less fees waived                                                              (12)
                                                                            -------
  Total expenses, net of waivers                                                559
                                                                            -------
       Net Investment Income                                                  4,702
                                                                            -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on investments                                       182
  Unrealized appreciation/(depreciation) of investments                      (3,276)
                                                                            -------
       Net realized and unrealized gain/(loss) on investments                (3,094)
                                                                            -------
  Change in net assets resulting from operations                            $ 1,608
                                                                            =======

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Changes in Net Assets
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                          For The Six       For The
                                                         Months Ended     Year Ended
                                                         June 30, 2002 December 31, 2001
                                                         ------------- -----------------
                                                          (Unaudited)
Operations:
  Net investment income                                    $  4,702        $  9,500
  Net realized gain/(loss) on investments                       182             259
  Increase/(decrease) in unrealized appreciation/
   (depreciation) of investments                             (3,276)          2,782
                                                           --------        --------
  Change in net assets resulting from operations              1,608          12,541

Distributions to shareholders from:
  Net investment income                                      (4,695)         (9,953)
                                                           --------        --------
    Total increase/(decrease)                                (3,087)          2,588

Net assets:
  Beginning of period                                       141,932         139,344
                                                           --------        --------
  End of period (including under/(over) distributed net
   investment income of $170 and $163, respectively)       $138,845        $141,932
                                                           ========        ========

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Financial Highlights
--------------------------------------------------------------------------------

   Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                      For the Six              For the Years Ended December 31,
                                     Months Ended   -----------------------------------------------------
                                     June 30, 2002     2001       2000       1999       1998       1997
                                     -------------  ---------  ---------  ---------  ---------  ---------
                                      (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period   $   15.12    $   14.84  $   14.54  $   15.56  $   16.11  $   15.77
                                       ---------    ---------  ---------  ---------  ---------  ---------
  Net investment income                      .50         1.03       1.08       1.06       1.04       1.14
  Net realized and unrealized gain/
   (loss) on investments                    (.33)         .31        .29       (.99)      (.06)       .76
                                       ---------    ---------  ---------  ---------  ---------  ---------
Total from investment operations             .17         1.34       1.37        .07        .98       1.90
                                       ---------    ---------  ---------  ---------  ---------  ---------
Distributions paid from:
  Net investment income                     (.50)       (1.06)     (1.07)     (1.05)     (1.18)     (1.18)
  Net realized gain/(loss) on
   investments                                --           --         --       (.04)      (.35)      (.38)
                                       ---------    ---------  ---------  ---------  ---------  ---------
Total distributions                         (.50)       (1.06)     (1.07)     (1.09)     (1.53)     (1.56)
                                       ---------    ---------  ---------  ---------  ---------  ---------
Net asset value, end of period         $   14.79    $   15.12  $   14.84  $   14.54  $   15.56  $   16.11
                                       ---------    ---------  ---------  ---------  ---------  ---------
Market value per share,
 end of period                         $   14.68    $   14.56  $   13.50  $   11.88  $   15.75  $   16.25
                                       =========    =========  =========  =========  =========  =========

TOTAL RETURN:
Based on market value per share            4.22%/A/    15.86%     23.34%   (18.39)%      6.61%     24.73%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                    .80%/B/      .77%       .78%       .76%       .76%       .71%
Net investment income                      6.72%/B/     6.66%      7.48%      7.07%      6.54%      7.11%

SUPPLEMENTAL DATA:
Portfolio turnover rate                      44%/B/      116%        78%       242%       378%       201%
Net assets at end of period
 (in thousands)                         $138,845     $141,932   $139,344   $136,485   $146,103   $150,139

--------
/A/ Not annualized.
/B/ Annualized.

See notes to financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements (Unaudited)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Pacific American Income Shares, Inc. ("Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with accounting principles generally accepted in the United States of America, include the following:

      (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

      (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at June 30, 2002, are reflected in the accompanying Schedule of Investments at their value on June 30, 2002. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the six months ended June 30, 2002, aggregated $26,017 and $14,609, respectively. Purchases and sales of U.S. government securities for the six months ended June 30, 2002, were $7,082 and $15,521, respectively.

      (c) Recognition of income, expenses and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

         As required, effective January 1, 2001, the Company adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount or premiums on debt securities. Prior to January 1, 2001, the Company did not amortize market discounts on debt securities.

      (d) Federal income taxes -- No provision for federal income or excise taxes is required since the Company intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

   and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

         The Company intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of June 30, 2002, the Company has capital loss carryforwards of $1,749 and $601, which expire in 2007 and 2008, respectively.

      (e) Use of estimates -- Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      (f) Foreign currency translation -- Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

   The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the six months ended June 30, 2002.

   On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Management Company Limited ("WAML") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAML a fee based on the pro rata assets of the Company managed by WAML during the month.

--------------------------------------------------------------------------------


NOTE 3 -- SECURITIES LOANED

   The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Company's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At June 30, 2002, the market value of the securities on loan to broker-dealers was $14,913, for which the Company received collateral of $15,939 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

   At June 30, 2002, there were no open forward currency exchange contracts.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


NOTE 5 -- SHAREHOLDER MEETING RESULTS

   The Company's annual meeting of shareholders was held on May 7, 2002. Of the 9,389 shares outstanding, the following shares were voted at the meeting:

                                             For  Against Abstain
                                            ----- ------- -------
               Election of seven Directors:
                   Ronald J. Arnault        8,340   151     --
                   John E. Bryson           8,338   153     --
                   Anita L. DeFrantz        8,315   176     --
                   William G. McGagh        8,314   177     --
                   Ronald L. Olson          8,340   151     --
                   William E.B. Siart       8,341   150     --
                   Louis A. Simpson         8,339   152     --

22

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